SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2004, the Registrant announced its financial results for its third quarter ended September 30, 2004. The Registrant held a conference call and webcast to discuss its third quarter financial results and its outlook for the future on October 29, 2004 at 7:30 A.M. Central Time/8:30 A.M. Eastern Time. A replay of the conference call and webcast will be available through November 12, 2004.

A copy of the Registrant’s press release regarding its third quarter financial results is attached to this Report as Exhibit 99.1.

On July 29, 2004, the Registrant announced its financial results for its second quarter ended June 30, 2004. The Registrant held a conference call and webcast to discuss its second quarter financial results and its outlook for the future on July 30, 2004 at 7:30 A.M. Central Time/8:30 A.M. Eastern Time.

A copy of the Registrant’s press release regarding its second quarter financial results is attached to this Report as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ ROB-ROY J. GRAHAM
Rob-Roy J. Graham Chief Financial Officer

Date:  November 5, 2004

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Registrant’s press release issued on October 28, 2004, announcing its financial results for third quarter ended September 30, 2004.

99.2	Registrant’s press release issued on July 29, 2004, announcing its financial results for second quarter ended June 30, 2004.